Company Presentation – November 2016

2 In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, and the satisfaction of the conditions to the completion of the proposed combination of Ashford Inc. with Remington Holdings L.P. These and other risk factors are more fully discussed in each company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc., Ashford Hospitality Prime, Inc., Ashford Inc., or any of their respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Safe Harbor

Ashford Inc. Strategic Overview 3 Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL W Atlanta Downtown Atlanta, GA Marriott Fremont Fremont, CA Le Pavillon Hotel New Orleans, LA  High-growth, fee-based, low-capex business model  Diversified platform of multiple fee generators  Seeks to grow in three primary areas:  Expanding the existing platforms accretively and accelerating performance to earn incentive fees  Starting new platforms for additional base and incentive fees  Investing in businesses that can achieve accelerated growth through doing business with our existing platforms  Highly-aligned management team with superior long-term track record  Leader in asset and investment management for the real estate & hospitality sectors

Ashford Inc. Overview 4 - Publicly Traded (NYSE: AHP) - 11 hotels – 3,467 owned rooms - Total Market Cap of $1.2 billion - High RevPAR portfolio - Luxury hotels - Gateway and resort markets - Conservative leverage - Insider ownership: 16% - Publicly Traded (NYSE: AHT) - 123 hotels – 25,986 owned rooms - Total Market Cap of $4.8 billion - Targets RevPAR below Ashford Prime - Investment across full- service and upper- upscale hotels - Opportunistic leverage - Insider ownership: 18% - 89 properties – 17,411 managed rooms - Assets located in 28 states and Washington, D.C. - Managed properties are either branded by one of five major franchisors or operated independently - Typical term of agreements (includes renewals) – 35 years - Project managed over $1 billion of development, renovations & other projects - Experience with every major brand in renovating, converting or repositioning hotels Real Estate Asset Management Real Estate Services Property Management Project Management Proposed Combination Long-Term Agreements All data as of November 3, 2016

Base Fee/Minimum Fee Base Fee: 0.70% x Total Market Capitalization Minimum Fee: Greater of 90% of the Base Fee paid in the same quarter of the prior year OR the Peer G&A Ratio x Total Market Capitalization Payable quarterly Incentive Fee 5% of the TSR outperformance (compared to defined peer set) times Equity Market Capitalization – fee is subject to a 25% outperformance cap Incentive Fee Payment Fee is determined annually and paid over 3 years in equal annual installments - up to 50% can be paid in stock at AHT/AHP election Other Payments/Fees Reimbursement for internal audit and other overhead costs Long-Term Advisory Agreements 5

67% -29% -28% 100% 91% 15% 59% 36% 111% 30% 73% 401% 237% 20% 42% 39% -100% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% Inception 10-Yr 9-Yr 8-Yr 7-Yr 6-Yr 5-Yr 4-Yr Peer Avg AHT Demonstrated Long-Term Track Record 6 (1) Since IPO on August 26, 2003 Peer average includes: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, RLJ, SHO Returns as of 11/3/16 Source: SNL Total Shareholder Return Long-term performance significantly outperforms peers (1)

Ashford Hospitality Prime Overview Bardessono Hotal & Spa Yountville, CA

Ashford Hospitality Prime 8  Focused strategy of investing in luxury hotels in resort and gateway markets Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI  Grow platform through accretive acquisitions of high quality assets  Highly-aligned management team and advisory structure  Simple and straightforward investment profile  Grow organically through strong revenue and cost control initiatives  Targets conservative leverage levels of Net Debt/EBITDA of 5.0x or less

9 Excellent Progress on Strategic Alternatives  Appointed Richard J. Stockton as new CEO effective November 14, 2016  Added Ken Fearn as an independent director  Since April 8, 2016 we have bought back approximately 2.9 million shares for $39 million  Investment has been redeemed  Increased dividend 20% to $0.12  Courtyard Seattle sold for $84.5 million at 6.8% TTM NOI cap rate        Increase dividend WHAT WE SAID WE WOULD DO  Sell up to 4 non-strategic hotels  Liquidate investment fund  $50 million stock repurchase program  Add 2 independent directors  Appoint new CEO WHAT WE HAVE DONE

High Quality Portfolio 10 Ashford Prime Hotels Marriott Seattle Seattle, WA Hilton Torrey Pines La Jolla, CA Bardessono Hotel & Spa Yountville, CA Pier House Resort Key West, FL Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA Capital Hilton Washington D.C. Courtyard San Francisco San Francisco, CAz Renaissance Tampa Tampa, FL Courtyard Philadelphia Philadelphia, PA apital Hilton ashington . . Marriott Plano Legacy Plano, TX The Ritz-Carlton St. Thomas St. Thomas, USVI Sofitel Chicago Magnificent Mile Chicago, IL

# Portfolio Overview

| | Location | Number of Rooms | TTM ADR[1] | TTM Occ. [1] | TTM RevPAR[1] | TTM Hotel EBITDA[1] | % of Total |
|---|---|---|---|---|---|---|---|
| Courtyard Philadelphia Downtown | Philadelphia, PA | 499 | $185 | 82% | $152 | $13,017 | 10.8% |
| Marriott Plano Legacy | Dallas, TX | 404 | $193 | 70% | $136 | $10,890 | 9.0% |
| Courtyard San Francisco Downtown | San Francisco, CA | 405 | $275 | 89% | $245 | $13,817 | 11.5% |
| Marriott Seattle Waterfront | Seattle, WA | 358 | $265 | 82% | $218 | $14,992 | 12.4% |
| Renaissance Tampa | Tampa, FL | 293 | $187 | 81% | $150 | $6,563 | 5.4% |
| Capital Hilton | Washington D.C. | 550 | $228 | 87% | $198 | $16,359 | 13.6% |
| Hilton Torrey Pines | La Jolla, CA | 394 | $193 | 84% | $163 | $12,453 | 10.3% |
| Sofitel Chicago Magnificent Mile | Chicago, IL | 415 | $217 | 81% | $175 | $8,306 | 6.9% |
| Pier House | Key West, FL | 142 | $405 | 89% | $362 | $10,145 | 8.4% |
| Bardessono | Napa Valley, CA | 62 | $728 | 83% | $604 | $4,848 | 4.0% |
| Ritz-Carlton St. Thomas | St. Thomas, USVI | 180 | $538 | 79% | $426 | $9,112 | 7.6% |
| **Total Portfolio** | | **3,702** | **$250** | **82%** | **$206** | **$120,502** | ***100.0%*** |

- High quality portfolio with total ADR and RevPAR of $250 and $206, respectively for the TTM period
- Geographically diversified portfolio located in strong markets
- Second highest TripAdvisor ranking among publicly-traded Hotel REITs[2]

*(1) As of September 30, 2016*
*(2) Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 14, 2016)*
*Note: Hotel EBITDA in thousands*

ASHFORD HOSPITALITY PRIME
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Capital Structure and Net Working Capital  Conservative leverage in line with platform strategy  Targeted Net Debt / EBITDA of 5.0x  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Maintain excess cash balance to capitalize on opportunities  Hedge unfavorable economic shocks  Dry powder to execute opportunistic acquisitions 12 Total Enterprise Value Net Working Capital Figures in millions except per share values Stock Price (As of November 3, 2016) $12.39 Fully Diluted Shares Outstanding 30.4 Equity Value $376.9 Plus: Convertible Preferred Equity 72.3 Plus: Deb 712.5 Total Market Capitalization $1,161.6 Less: Net Working Capital (145.1) Total Enterprise Value $1,016.5 Cash & Cash Equivalents $126.0 Restricted Cash 39.3 Accounts Receivable, net 16.1 Prepaid Expenses 4.2 Due From Affiliates, net (2.8) Due f om Third Party Hotel Managers 5.7 Investment in Ashford Inc. (1) 9.3 Total Current Assets $197.8 Accounts Payable, net & Accrued Expenses $47.8 Dividends Payable 4.9 Total Current Liabilities $52.7 Net Working Capital $145.1 As of September 30, 2016 (1) At market value as of November 3, 2016

Ashford Hospitality Trust Overview W Atlanta Downtown Atlanta, GA

Ashford Hospitality Trust 14 ord Hospitality  Opportunistic platform focused on upper-upscale, full-service hotels  Attractive dividend yield  Targets moderate debt levels of 55-60% net debt/gross assets  Targets cash level of 25-35% of total equity market cap  Superior long-term total shareholder return performance  Highly-aligned management team & advisory structure

# High Quality, Geographically Diverse Portfolio


Embassy Suites Portland
Portland, OR
Le Meridien Minneapolis
Minneapolis, MN
Chicago Silversmith
Chicago, IL
Marriott Gateway
Arlington, VA
Westin Princeton
Princeton, NJ
Hilton Back Bay
Boston, MA
Marriott Fremont
Fremont, CA
The Churchill
Washington, D.C.
Marriott Beverly Hills
Beverly Hills, CA
Renaissance Nashville
Nashville, TN
W Atlanta Downtown
Atlanta, GA
Hilton Costa Mesa
Costa Mesa, CA
Hilton Santa Fe
Santa Fe, NM
Lakeway Resort & Spa
Austin, TX
Marriott Sugar Land
Sugar Land, TX
Le Pavillon Hotel
New Orleans, LA
Crowne Plaza Key West
Key West, FL

ASHFORD HOSPITALITY TRUST

Ashford Trust Hotels

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Portfolio Overview 16 Top 25 73% Top 50 18% Other 9% TTM Hotel EBITDA as of September 30, 2016 for 123 owned hotels as of November 3, 2016 Hotel EBITDA in thousands Hotel EBITDA by Brand Hotel EBITDA by Manager Hotel EBITDA by MSA Hotel EBITDA by Chainscale Top Ten Markets Marriott 57% Hilton 28% Hyatt 4% IHG 5% Independent 6% Marriott 32% Hilton 5% Hyatt 3% Remington 59% Interstate 1% Upscale 33% Upper-Upscale 55% Luxury 5% Upper-Midscale 3% Independent 4% TTM Hotel % of EBITDA Total Washington DC Area $45,637 9.6% San Fran/Oakland, CA $33,835 7.1% Los Angeles Metro Area $31,876 6.7% Atlanta, GA $31,493 6.6% NY/NJ Metro Area $30,001 6.3% DFW, X $26,361 5.6% Boston, MA $25,342 5.3% Nashville, TN $24,457 5.2% MN/St. Paul Area $16,773 3.5% Houston, TX $12,773 2.7% Total Portfolio $474,599 100.0%

Capital Structure and Net Working Capital  Appropriate use of leverage to more cost effectively invest in the hotel cycle  Current net working capital of approximately $3.55 per share  All debt is non-recourse, property level mortgage debt  Targeted cash balance of 25% to 30% of market capitalization  Hedge unfavorable economic shocks 17 Enterprise Value Net Working Capital As of September 30, 2016 (1) At market value as of November 3, 2016 (2) Adjusted for sale of the Courtyard Palm Desert, Residence Inn Palm Desert, and $450 million refinancing Figures in millions except per share values Stock Price (As of November 3, 2016) $5.52 Fully Diluted Shares Outstanding 116.8 Equity Value $644.5 Plus: Preferred Equity 398.1 Plus: Debt(2) 3,773.8 Total Market Capitalization $4,816.5 Less: Net Working Capital (414.6) Total Enterprise Value $4,401.8 Cash & Cash Equivalents(2) $272.7 Restricted Cash 150.9 Investment in Securities Fund 52.7 Accounts Receivable, net 61.5 Prepaid Expenses 23.4 Due From Affiliates, net (11.0) Due from Third Party Hotel Managers 13.0 Market Value of Ashford, Inc. Investment(1) 26.3 Total Current Assets $589.5 Accounts Payable, net & Accrued Expenses $152.4 Dividends Payable 22.5 Total Current Liabilities $174.9 Net Working Capital $414.6

Proposed Remington Combination Overview  AINC has entered into an agreement to combine with Remington(1) for total transaction value of $299.5 million  916,500 subsidiary nonvoting common shares issued at $100 per share (current market value of $59.5 million)  $230 million in subsidiary convertible preferred stock • 6.625% yield • $120 conversion price (85% premium)(2)  $10 million cash consideration(3)  Remington sellers retain 20% of Remington through limited partner interests  AINC to create new subsidiary (“NewCo”) & contribute all assets to NewCo  Securities issued to sellers will be NewCo securities, but are intended to be economically equivalent to AINC securities  NewCo stock will be issued to sellers at 54% premium to pre-announcement market price of AINC stock(2) and 127% premium to current market price(4)  Sellers only taking 3% of the consideration in cash signifying strong belief in future prospects for AINC & Remington 18 (1) Remington Holdings LP and its affiliates. A 20% interest in Remington Holdings will be retained by the current owners. (2) Based on closing stock price of AINC as of September 17, 2015 (3) Paid out quarterly over 4 years (4) Based on closing stock price of AINC as of November 3, 2016

Proposed Remington Combination Overview (cont.)  Attractive valuation relative to the intrinsic value of the business and recent comparable transactions  Subsidiary common shares issued at $100 per share, a 54% premium to pre- announcement market price of AINC(1) and 127% premium to current market price(2)  Subsidiary as-converted shares issued at 85% premium to pre-announcement market price of AINC(1)  Very little cash consideration for large transformational combination signifying strong belief by the sellers in the future growth prospects for AINC and Remington 19 (1) Based on closing stock price of AINC as of September 17, 2015 (2) Based on closing stock price of AINC as of November 3, 2016 Financial Benefits Strategic Benefits  Adds incremental incentive fees which are tied to property performance, not strictly shareholder returns, as is currently the case for AINC  Adds talented executives to help lead AINC’s growing platform  Enhances strong alignment of sellers through issuance of non-voting common equity and convertible preferred equity  Combination creates the only public, pure-play provider of asset and property management services to the lodging industry

OpenKey Update  OpenKey is a universal smartphone app for keyless entry into hotel guestrooms  Secure interfaces with many global lock manufacturers, including four of the largest: Assa Abloy, Kaba, Salto, and Miwa  OpenKey has also begun to work with Hotek, a Bluetooth lock upgrade company 20  Installed in three of Ashford Trust’s hotels and are in the process of considering more  60,000 hotel rooms in the immediate pipeline outside of Ashford hotels  Contracted 409 rooms, 674 rooms, and 4,328 rooms in the first, second, and third quarters, respectively  Recently launched a white-label platform allowing hotels and brands to use their own imagery on top of the OpenKey software  Expected property level cost savings through labor efficiencies, replacement of RFID cards, and decreased customer acquisition costs

Balance Sheet 21 As of September 30, 2016  Asset light business model  Cash available for investments  Currently no debt  Corporate cash of $26.3 million Figures in millions ASSETS Cash & Cash Equivalents $79.6 Restricted Cash 10.1 Investments in Securities 7.2 Receivables 0.0 Prepaid Expenses and Other 0.9 Due from Ashford Trust OP 6.2 Due from Ashford Prime OP 1.6 Total Current Assets $105.7 Investments in Unconsolidated Affiliates $0.5 Furniture, Fixtures and Equipment, net 10.8 Deferred Tax Assets 5.0 Other Assets 4.0 Total Assets $126.0 LIABILITIES AND EQUITY Accounts Payable, net & Accrued Expenses $10.2 Due to Affiliates 1.4 Liabilities Associated with Investments 0.0 Other Liabilities 10.1 Total Current Liabilities $21.7 Accrued Expenses $0.3 Deferred Income 3.6 Deferred Compensation Plan 10.0 Total Liabilities $35.6 Re eemable Noncrontrolling Interest $1.4 Equity $88.9 Total Liabilities and Equity $126.0

Key Takeaways  High growth, fee based business model  Asset light with very low capital requirements  Diversified fee generators  Strong management team with a long track record of creating shareholder value  Highly-aligned platform through high insider ownership 22

Company Presentation – November 2016